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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated November 4, 1996 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-60781.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 27, 1996